UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

ASSOCIATED BANC-CORP
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 30, 2019. ASSOCIATED BANC-CORP You are receiving this communication because you hold shares in the company named above. ASSOCIATED BANC-CORP 433 MAIN STREET GREEN BAY, WI 54301 This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E55450-P16857-Z73802 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:March 4, 2019 Date: April 30, 2019Time: 11:00 a.m., CDT Location:Kl Convention Center 333 Main Street Green Bay, Wisconsin

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow (located on the following page) SCAN TO VIEW MATERIALS & VOTE How To Vote Please Choose One of the Following Voting Methods E55451-P16857-Z73802 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow(located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. XXXX XXXX XXXX XXXX Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT SUMMARY ANNUAL REPORT FORM 10-K How to View Online: and visit: www.proxyvote.com, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 16, 2019 to facilitate timely delivery. Unless requested, you will not receive a paper or e-mail copy of the proxy materials. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX

The Board of Directors recommends you vote FOR the following: 1.Election of Directors Nominees: 01) 02) 03) 04) 05) 06) 07) John F. Bergstrom Michael T. Crowley, Jr. Philip B. Flynn R. Jay Gerken Judith P. Greffin Michael J. Haddad William R. Hutchinson 08) 09) 10) 11) 12) 13) 14) Robert A. Jeffe Eileen A. Kamerick Gale E. Klappa Richard T. Lommen Cory L. Nettles Karen T. van Lith John (Jay) B. Williams The Board of Directors recommends you vote FOR proposals 2 and 3. 2.Advisory approval of Associated Banc-Corp's named executive officer compensation. 3.The ratification of the selection of KPMG LLP as the independent registered public accounting firm for Associated Banc-Corp for the year ending December 31, 2019. NOTE: In their discretion, the proxies are authorized to consider and vote upon any other matters which may properly come before the meeting or any adjournment thereof. E55452-P16857-Z73802 Voting Items

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